UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 15, 2008

OPHTHALMIC IMAGING SYSTEMS

(Exact Name of Registrant as Specified in its Charter)

CALIFORNIA	1-11140	94-3035367
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

221 Lathrop Way, Suite I Sacramento, California	95815
(Address of Principal Executive)	(Zip Code)

(Registrant’s telephone number, including area code): (916) 646-2020

                                                             Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

        On May 15, 2008, Ophthalmic Imaging Systems (the “Registrant”) issued a press release announcing financial results for the first quarter ended March 31, 2008, attached hereto as Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure
On May 15, 2008, the Registrant issued the press release attached hereto as Exhibit 99.1.

***

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the business combination transaction involving Ophthalmic Imaging Systems and MediVision Medical Imaging Ltd., including statements identified by words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of Ophthalmic Imaging Systems’ and MediVision Medical Imaging Ltd.’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the control of Ophthalmic Imaging Systems and MediVision Medical Imaging Ltd.  Actual results may differ materially from the results anticipated in these forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statement: general business and economic conditions; the performance of financial markets and interest rates;; the failure of Ophthalmic Imaging Systems and MediVision Medical Imaging Ltd. stockholders to approve the transaction; the failure to realize synergies and cost-savings from the transaction or delay in realization thereof; the businesses of Ophthalmic Imaging Systems and MediVision Medical Imaging Ltd. may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; and operating costs and business disruption following the merger, including adverse effects on employee retention and on our business relationships with third parties, including manufacturers of radios, retailers, automakers and programming providers. The information set forth herein speaks only as of the date hereof, and Ophthalmic Imaging Systems and MediVision Medical Imaging Ltd. disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication.

  Important Additional Information Will be Filed with the SEC

This communication is being made in respect of the proposed business combination involving Ophthalmic Imaging Systems and MediVision Medical Imaging Ltd.. In connection with the proposed transaction, Ophthalmic Imaging Systems has filed with the SEC an amended Registration Statement on Form S-4 containing a preliminary Joint Proxy Statement/Prospectus and each of Ophthalmic Imaging Systems and MediVision Medical Imaging Ltd. plans to file with the SEC other documents regarding the proposed transaction. The definitive Joint Proxy Statement/Prospectus will be mailed to stockholders of Ophthalmic Imaging Systems and MediVision Medical Imaging Ltd. INVESTORS AND SECURITY HOLDERS OF OPHTHALMIC IMAGING SYSTEMS AND MEDIVISION MEDICAL IMAGING LTD. ARE URGED TO READ THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, AS WELL AS OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders can obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Ophthalmic Imaging Systems and MediVision Medical Imaging Ltd. through the web site maintained by the SEC at www.sec.gov. Free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC can also be obtained by directing a request to Ophthalmic Imaging Systems Company’s Secretary, Ariel Shenhar, at 221 Lathrop Way, Suite I, Sacramento, California, 95815, Attention: Corporate Secretary.

Ophthalmic Imaging Systems, MediVision Medical Imaging Ltd. and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Ophthalmic Imaging Systems; directors and executive officers is available in its Annual Report on Form 10-KSB for the year ended December 31, 2007, and information regarding MediVision Medical Imaging Systems Ltd.’s directors and executive officers is available in the Joint Proxy Statement/Prospectus. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary Joint Proxy Statement/Prospectus filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description

99.1	Press Release of the Registrant dated May 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2008	OPHTHALMIC IMAGING SYSTEMS By: Ariel Shenhar Name: Ariel Shenhar Title: Chief Financial Officer